Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2019	December 31, 2018
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$51,580,490	$45,923,727
Mortgage loans on real estate	3,448,793	2,943,091
Derivative instruments	1,355,989	205,149
Other investments	492,301	355,531
Total investments	56,877,573	49,427,498

Cash and cash equivalents	2,293,392	344,396
Coinsurance deposits	5,115,013	4,954,068
Accrued investment income	472,826	468,729
Deferred policy acquisition costs	2,923,454	3,535,838
Deferred sales inducements	1,966,723	2,516,721
Deferred income taxes	—	291,169
Income taxes recoverable	—	26,537
Other assets	47,571	60,608
Total assets	$69,696,552	$61,625,564

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,893,945	$57,606,009
Other policy funds and contract claims	256,105	270,858
Notes payable	495,116	494,591
Subordinated debentures	157,265	242,982
Amounts due under repurchase agreements	—	109,298
Deferred income taxes	177,897	—
Income taxes payable	429	—
Other liabilities	2,145,676	502,725
Total liabilities	65,126,433	59,226,463

Stockholders' equity:
Preferred stock	16	—
Common stock	91,107	90,369
Additional paid-in capital	1,212,311	811,186
Accumulated other comprehensive income (loss)	1,497,921	(52,432)
Retained earnings	1,768,764	1,549,978
Total stockholders' equity	4,570,119	2,399,101
Total liabilities and stockholders' equity	$69,696,552	$61,625,564

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenues:
Premiums and other considerations	$8,846	$4,430	$23,534	$26,480
Annuity product charges	62,722	60,394	240,035	224,488
Net investment income	588,217	554,355	2,307,635	2,147,812
Change in fair value of derivatives	466,434	(1,054,281)	906,906	(777,848)
Net realized gains (losses) on investments, excluding other than temporary impairment (OTTI) losses	7,029	3,097	6,962	(37,178)
OTTI losses on investments:
Total OTTI losses	(17,412)	(18,980)	(18,511)	(35,005)
Portion of OTTI losses recognized from other comprehensive income	—	—	(215)	(1,651)
Net OTTI losses recognized in operations	(17,412)	(18,980)	(18,726)	(36,656)
Loss on extinguishment of debt	(2,001)	—	(2,001)	—
Total revenues	1,113,835	(450,985)	3,464,345	1,547,098

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	11,553	7,439	35,418	39,530
Interest sensitive and index product benefits	399,514	255,700	1,287,576	1,610,835
Amortization of deferred sales inducements	91,260	(11,578)	88,585	222,201
Change in fair value of embedded derivatives	147,879	(804,026)	1,454,042	(1,389,491)
Interest expense on notes payable	6,384	6,376	25,525	25,498
Interest expense on subordinated debentures	3,651	4,041	15,764	15,491
Amortization of deferred policy acquisition costs	133,573	(8,750)	87,717	327,991
Other operating costs and expenses	39,194	33,597	154,153	129,301
Total benefits and expenses	833,008	(517,201)	3,148,780	981,356
Income before income taxes	280,827	66,216	315,565	565,742
Income tax expense	60,677	12,393	69,475	107,726
Net income	$220,150	$53,823	$246,090	$458,016

Earnings per common share	$2.41	$0.59	$2.70	$5.07
Earnings per common share - assuming dilution	$2.40	$0.59	$2.68	$5.01

Weighted average common shares outstanding (in thousands):
Earnings per common share	91,314	90,555	91,139	90,348
Earnings per common share - assuming dilution	91,883	91,622	91,782	91,423

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Revenues:
Traditional life insurance premiums	$762	$778	$799	$829	$845
Life contingent immediate annuity considerations	8,084	4,374	3,327	4,581	3,585
Surrender charges	15,092	20,537	19,480	16,456	15,710
Lifetime income benefit rider fees	47,630	43,110	41,220	36,510	44,684
Net investment income	588,217	590,412	570,568	558,438	554,355
Change in fair value of derivatives	466,434	(20,042)	76,045	384,469	(1,054,281)
Net realized gains (losses) on investments, excluding OTTI	7,029	4,328	(3,832)	(563)	3,097
Net OTTI losses recognized in operations	(17,412)	(101)	(1,213)	—	(18,980)
Loss on extinguishment of debt	(2,001)	—	—	—	—
Total revenues	1,113,835	643,396	706,394	1,000,720	(450,985)

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	835	758	576	878	731
Life contingent immediate annuity benefits and change in future policy benefits	10,718	6,869	6,363	8,421	6,708
Interest sensitive and index product benefits (a)	399,514	500,285	251,103	136,674	255,700
Amortization of deferred sales inducements (b)	91,260	(55,769)	19,785	33,309	(11,578)
Change in fair value of embedded derivatives (c)	147,879	212,278	327,562	766,323	(804,026)
Interest expense on notes payable	6,384	6,382	6,380	6,379	6,376
Interest expense on subordinated debentures	3,651	3,968	4,057	4,088	4,041
Amortization of deferred policy acquisition costs (b)	133,573	(120,934)	29,946	45,132	(8,750)
Other operating costs and expenses	39,194	38,554	37,426	38,979	33,597
Total benefits and expenses	833,008	592,391	683,198	1,040,183	(517,201)
Income (loss) before income taxes	280,827	51,005	23,196	(39,463)	66,216
Income tax expense (benefit)	60,677	13,645	4,606	(9,453)	12,393
Net income (loss) (a)(b)(c)	$220,150	$37,360	$18,590	$(30,010)	$53,823

Earnings (loss) per common share	$2.41	$0.41	$0.20	$(0.33)	$0.59
Earnings (loss) per common share - assuming dilution (a)(b)(c)	$2.40	$0.41	$0.20	$(0.33)	$0.59

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,314	91,252	91,103	90,883	90,555
Earnings (loss) per common share - assuming dilution	91,883	91,711	91,785	91,744	91,622

(a)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased net income and earnings per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

(b)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $104.7 million and $193.0 million, respectively, and increased net income and earnings per common share - assuming dilution by $233.4 million and $2.54 per share, respectively.

(c)
Q3 2019 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $28.2 million and decreased net income and earnings per common share - assuming dilution by $22.1 million and $0.24 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income	$220,150	$53,823	$246,090	$458,016
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment gains/losses, including OTTI	7,606	9,525	7,361	45,450
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(127,777)	36,186	373,221	(72,181)
Change in fair value of derivatives - interest rate caps and swap	(167)	1,276	1,247	(1,892)
Income taxes	26,023	(10,475)	(79,736)	(3,653)
Non-GAAP operating income	$125,835	$90,335	$548,183	$425,740

Per common share - assuming dilution:
Net income	$2.40	$0.59	$2.68	$5.01
Adjustments to arrive at non-GAAP operating income:
Net realized investment gains/losses, including OTTI	0.08	0.10	0.08	0.50
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1.39)	0.40	4.07	(0.79)
Change in fair value of derivatives - interest rate caps and swap	—	0.01	0.01	(0.02)
Income taxes	0.28	(0.11)	(0.87)	(0.04)
Non-GAAP operating income	$1.37	$0.99	$5.97	$4.66

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net realized investment gains and losses, including OTTI:
Net realized gains/losses on investments, including OTTI	$10,383	$15,883	$11,764	$73,834
Amortization of DAC and DSI	(2,777)	(6,358)	(4,403)	(28,384)
Income taxes	(1,643)	(2,374)	875	(12,282)
	$5,963	$7,151	$8,236	$33,168
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(222,927)	$212,253	$368,650	$(42,394)
Interest rate caps and swap	(167)	1,276	1,247	(1,892)
Amortization of DAC and DSI	95,150	(176,067)	4,571	(29,787)
Income taxes	27,666	(8,101)	(80,611)	16,077
	$(100,278)	$29,361	$293,857	$(57,996)
Worthless stock deduction:
Income taxes	$—	$—	$—	$(7,448)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Net income (loss)	$220,150	$37,360	$18,590	$(30,010)	$53,823
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment gains/losses, including OTTI	7,606	(3,175)	2,625	305	9,525
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(127,777)	250,186	99,868	150,944	36,186
Change in fair value of derivatives - interest rate caps and swap	(167)	(76)	854	636	1,276
Income taxes	26,023	(50,940)	(22,346)	(32,473)	(10,475)
Non-GAAP operating income (b)(c)	$125,835	$233,355	$99,591	$89,402	$90,335

Per common share - assuming dilution:
Net income (loss)	$2.40	$0.41	$0.20	$(0.33)	$0.59
Adjustments to arrive at non-GAAP operating income:
Net realized investment gains/losses, including OTTI	0.08	(0.04)	0.03	—	0.10
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1.39)	2.73	1.09	1.64	0.40
Change in fair value of derivatives - interest rate caps and swap	—	—	0.01	0.01	0.01
Income taxes	0.28	(0.56)	(0.24)	(0.35)	(0.11)
Non-GAAP operating income (b)(c)	$1.37	$2.54	$1.09	$0.97	$0.99

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

(c)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $184.9 million and $288.3 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $371.0 million and $4.05 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Net realized (gains) losses on investments	$(7,029)	$(4,328)	$3,832	$563	$(3,097)
Net OTTI losses recognized in operations	17,412	101	1,213	—	18,980
Change in fair value of derivatives	(370,973)	(79,943)	(108,662)	(524,567)	1,017,555
Increase (decrease) in total revenues	(360,590)	(84,170)	(103,617)	(524,004)	1,033,438

Amortization of deferred sales inducements	(37,374)	(57,408)	49,101	35,494	77,745
Change in fair value of embedded derivatives	(147,879)	(212,278)	(327,562)	(766,323)	804,026
Amortization of deferred policy acquisition costs	(54,999)	(61,419)	71,497	54,940	104,680
Increase (decrease) in total benefits and expenses	(240,252)	(331,105)	(206,964)	(675,889)	986,451
Increase in income (loss) before income taxes	(120,338)	246,935	103,347	151,885	46,987
Increase (decrease) in income tax expense (benefit)	(26,023)	50,940	22,346	32,473	10,475
Increase (decrease) in net income (loss)	$(94,315)	$195,995	$81,001	$119,412	$36,512

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	159,272	247,362	247,294	247,227	247,161
Total debt	659,272	747,362	747,294	747,227	747,161
Total stockholders’ equity	4,570,119	4,126,716	3,497,475	2,939,537	2,399,101
Total capitalization	5,229,391	4,874,078	4,244,769	3,686,764	3,146,262
Accumulated other comprehensive (income) loss (AOCI)	(1,497,921)	(1,639,429)	(1,049,984)	(513,697)	52,432
Total capitalization excluding AOCI (a)	$3,731,470	$3,234,649	$3,194,785	$3,173,067	$3,198,694

Total stockholders’ equity	$4,570,119	$4,126,716	$3,497,475	$2,939,537	$2,399,101
Equity available to preferred stockholders (c)	(400,000)	—	—	—	—
Total common stockholders' equity (b)	4,170,119	4,126,716	3,497,475	2,939,537	2,399,101
Accumulated other comprehensive (income) loss	(1,497,921)	(1,639,429)	(1,049,984)	(513,697)	52,432
Total common stockholders’ equity excluding AOCI (b)	$2,672,198	$2,487,287	$2,447,491	$2,425,840	$2,451,533

Common shares outstanding	91,107,555	91,006,950	90,936,324	90,784,123	90,369,229

Book Value per Common Share: (d)
Book value per common share (b)	$45.77	$45.35	$38.46	$32.38	$26.55
Book value per common share excluding AOCI (b)	$29.33	$27.33	$26.91	$26.72	$27.13

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	13.4%	15.5%	15.7%	15.8%	15.6%
Total debt / Total capitalization	17.7%	23.1%	23.4%	23.5%	23.4%

(a)	Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.

(b)
Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and total common stockholder's equity excluding AOCI, non-GAAP financial measures, exclude equity available to preferred stockholders.

(c)	Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.

(d)
Book value per common share including and excluding AOCI is calculated as total common stockholders’ equity and total common stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(e)	Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2019	2018		Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
4.52%	4.47%	Average yield on invested assets	4.52%	4.59%	4.51%	4.48%	4.51%
1.84%	1.87%	Aggregate cost of money	1.75%	1.84%	1.88%	1.90%	1.95%
2.68%	2.60%	Aggregate investment spread	2.77%	2.75%	2.63%	2.58%	2.56%

		Impact of:
0.06%	0.08%	Investment yield - additional prepayment income	0.08%	0.11%	0.04%	0.01%	0.09%
0.03%	0.05%	Cost of money effect of over hedging	0.05%	0.02%	0.04%	0.02%	0.03%

$51,072,498	$48,104,780	Weighted average investments	$52,141,459	$51,529,850	$50,709,966	$49,908,718	$49,258,548
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2019	2018		Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
		Included in interest sensitive and index product benefits:
$587,818	$1,285,555	Index credits	$277,798	$92,343	$161,752	$55,925	$157,999
196,907	214,166	Interest credited	49,482	49,511	50,478	47,436	53,559
		Included in change in fair value of derivatives:
(605,005)	(1,307,755)	Proceeds received at option expiration	(284,624)	(95,491)	(166,430)	(58,460)	(162,433)
781,841	739,558	Pro rata amortization of option cost	188,984	195,354	199,006	198,497	198,999
$961,561	$931,524	Cost of money for deferred annuities	$231,640	$241,717	$244,806	$243,398	$248,124

$52,278,357	$49,855,778	Weighted average liability balance outstanding	$53,092,419	$52,682,886	$52,009,407	$51,328,715	$50,832,984
Annuity Account Balance Rollforward

Year Ended December 31,
2019	2018		Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
$51,053,450	$48,400,755	Account balances at beginning of period	$52,950,937	$52,414,835	$51,603,979	$51,053,450	$50,612,519
4,661,171	3,967,928	Net deposits	838,761	1,216,720	1,425,325	1,180,365	1,040,857
177,942	179,465	Premium bonuses	36,983	46,968	48,370	45,621	44,450
784,725	1,499,721	Fixed interest credited and index credits	327,280	141,854	212,230	103,361	211,558
(71,565)	(65,644)	Surrender charges	(15,092)	(20,537)	(19,480)	(16,456)	(15,710)
(168,470)	(158,844)	Lifetime income benefit rider fees	(47,630)	(43,110)	(41,220)	(36,510)	(44,684)
(3,203,355)	(2,769,931)	Surrenders, withdrawals, deaths, etc.	(857,341)	(805,793)	(814,369)	(725,852)	(795,540)
$53,233,898	$51,053,450	Account balances at end of period	$53,233,898	$52,950,937	$52,414,835	$51,603,979	$51,053,450

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Year Ended December 31,
2019	2018		Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
		American Equity Life:
$4,058,638	$3,560,881	Fixed index annuities	$765,180	$1,054,796	$1,211,004	$1,027,658	$944,097
11,245	45,636	Annual reset fixed rate annuities	1,843	2,340	3,614	3,448	5,574
1,613	3,581	Multi-year fixed rate annuities	306	593	566	148	332
12,002	23,813	Single premium immediate annuities	4,873	3,314	1,747	2,068	2,893
4,083,498	3,633,911		772,202	1,061,043	1,216,931	1,033,322	952,896
		Eagle Life:
646,903	660,401	Fixed index annuities	67,784	166,081	235,558	177,480	162,847
199	1,555	Annual reset fixed rate annuities	6	—	66	127	484
232,613	109,096	Multi-year fixed rate annuities	81,041	79,000	47,004	25,568	12,802
879,715	771,052		148,831	245,081	282,628	203,175	176,133
		Consolidated:
4,705,541	4,221,282	Fixed index annuities	832,964	1,220,877	1,446,562	1,205,138	1,106,944
11,444	47,191	Annual reset fixed rate annuities	1,849	2,340	3,680	3,575	6,058
234,226	112,677	Multi-year fixed rate annuities	81,347	79,593	47,570	25,716	13,134
12,002	23,813	Single premium immediate annuities	4,873	3,314	1,747	2,068	2,893
4,963,213	4,404,963	Total before coinsurance ceded	921,033	1,306,124	1,499,559	1,236,497	1,129,029
290,040	413,222	Coinsurance ceded	77,399	86,090	72,487	54,064	85,279
$4,673,173	$3,991,741	Net after coinsurance ceded	$843,634	$1,220,034	$1,427,072	$1,182,433	$1,043,750
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2019:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.9	6.9	11.0%	$51,200,043	96.2%
Annual Reset Fixed Rate Annuities	9.6	3.4	6.2%	1,421,259	2.7%
Multi-Year Fixed Rate Annuities	4.2	0.7	1.9%	612,596	1.1%
Total	12.7	6.7	10.8%	$53,233,898	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$809,540	$2,646,816
0.0% < 2.0%	13,700	226,563
2.0% < 3.0%	9,894	481,526
3.0% < 4.0%	59,363	1,484,260
4.0% < 5.0%	54,923	1,157,238
5.0% < 6.0%	90,011	2,553,299
6.0% < 7.0%	285,493	1,134,898
7.0% < 8.0%	67,225	5,126,742
8.0% < 9.0%	38,681	3,915,131
9.0% < 10.0%	106,631	4,192,664
10.0% or greater	498,394	28,280,906
	$2,033,855	$51,200,043

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,456,356	0.00%
2020	741,765	2.58%
2021	1,219,601	4.33%
2022	1,747,549	5.46%
2023	4,244,073	6.00%
2024	5,256,078	8.30%
2025	5,918,598	9.31%
2026	5,266,175	10.84%
2027	4,462,910	12.25%
2028	4,781,322	13.12%
2029	6,000,531	14.28%
2030	2,578,809	17.11%
2031	3,144,762	17.86%
2032	2,145,751	18.30%
2033	1,252,193	18.75%
2034	699,504	19.33%
2035	317,921	20.00%
	$53,233,898	10.78%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$958,763	$1,334,400
› 0.0% - 0.25%	51,338	168,517
› 0.25% - 0.5%	241,152	5,826
› 0.5% - 1.0%	37,957	12,745
› 1.0% - 1.5%	11,704	—
1.00% ultimate guarantee - 2.39% wtd avg interest rate (a)	456,845	671,589
1.50% ultimate guarantee - 1.20% wtd avg interest rate (a)	145,717	3,425,873
1.75% ultimate guarantee - 1.98% wtd avg interest rate (a)	49,359	461,336
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	81,020	—
2.25% ultimate guarantee - 1.84% wtd avg interest rate (a)	—	815,101
3.00% ultimate guarantee - 2.05% wtd avg interest rate (a)	—	1,566,836
Allocated to index strategies (see tables that follow)	—	42,737,820
	$2,033,855	$51,200,043

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2019 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.16%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,434	$91,846	$4,810,024	$67,045	$158,331
1.75% - 3%	8,374,483	—	—	—	—
3% - 4%	264,045	12,531	—	—	—
4% - 5%	786,914	224,780	1,644,751	—	—
5% - 6%	601,161	195,814	32,070	—	—
6% - 7%	—	—	422	—	—
>= 7%	10,895	6,819	710	5,961	183

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$980	$368,796	$101,284	$108,619
< 20%	772,874	—	—	—
20% - 40%	1,026,625	161,404	—	—
40% - 60%	3,119,243	93,718	59,843	—
60% - 100%	449,364	—	—	—
> 100%	364,083	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,704,610
1.10% - 1.30%	7,695,584
1.40% - 1.60%	2,319,064
1.70% - 2.00%	434,754
>= 2.10%	1,653

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	406,445
2.25% - 2.75%	210,571
3.00% - 3.50%	3,155,631
3.75% - 4.50%	1,579,560
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.70% based upon prices of options for the week ended January 29, 2020.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2019		December 31, 2018
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$161,765	0.3%	$11,652	—%
United States Government sponsored agencies	625,020	1.1%	1,138,529	2.3%
United States municipalities, states and territories	4,527,671	7.9%	4,126,267	8.3%
Foreign government obligations	205,096	0.3%	230,274	0.5%
Corporate securities	32,536,839	57.2%	28,371,514	57.4%
Residential mortgage backed securities	1,575,664	2.8%	1,202,159	2.4%
Commercial mortgage backed securities	5,786,279	10.2%	5,379,003	10.9%
Other asset backed securities	6,162,156	10.8%	5,464,329	11.1%
Total fixed maturity securities	51,580,490	90.6%	45,923,727	92.9%
Mortgage loans on real estate	3,448,793	6.1%	2,943,091	6.0%
Derivative instruments	1,355,989	2.4%	205,149	0.4%
Other investments	492,301	0.9%	355,531	0.7%
	$56,877,573	100.0%	$49,427,498	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2019

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$30,122,657	58.4%	Aaa/Aa/A	$30,662,644	59.4%
2	20,316,911	39.4%	Baa	19,833,309	38.4%
3	977,191	1.9%	Ba	821,902	1.6%
4	112,534	0.2%	B	81,407	0.2%
5	45,205	0.1%	Caa	95,676	0.2%
6	5,992	—%	Ca and lower	85,552	0.2%
	$51,580,490	100.0%		$51,580,490	100.0%
Watch List Securities - December 31, 2019

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$52,654	$(3,575)	$49,079	0 - 59
Energy	38,386	(5,742)	32,644	0 - 64
Industrials	563	(363)	200	7
Materials	3,990	560	4,550	—
Other asset backed securities:
Financials	977	261	1,238	—
Industrials	8,364	(2,420)	5,944	50
	$104,934	$(11,279)	$93,655

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$763,164	$786,785	$1,220,340	$1,150,181
United States municipalities, states and territories	4,147,343	4,527,671	3,880,703	4,126,267
Foreign government obligations	186,993	205,096	226,860	230,274
Corporate securities:
Capital goods	2,550,750	2,794,986	2,491,620	2,485,845
Consumer discretionary	6,082,974	6,658,120	5,742,182	5,665,192
Energy	2,499,030	2,677,646	2,543,114	2,468,545
Financials	6,737,325	7,323,150	6,046,859	6,054,591
Government non-guaranteed	539,639	606,308	564,912	578,657
Industrials	311,269	336,537	302,078	298,620
Information technology	1,868,131	2,051,175	1,794,676	1,781,800
Materials	1,818,048	1,961,033	1,771,359	1,759,325
Other	439,171	469,344	434,228	432,739
Telecommunications	1,510,836	1,664,350	1,604,307	1,594,978
Transportation	1,486,540	1,603,997	1,438,723	1,428,378
Utilities	3,978,459	4,390,193	3,749,080	3,822,844
Residential mortgage backed securities:
Government agency	591,100	646,787	604,998	636,632
Prime	793,357	815,916	420,350	434,991
Alt-A	93,281	112,961	109,275	130,536
Commercial mortgage backed securities:
Government agency	414,626	437,420	442,287	438,063
Non-agency	5,176,541	5,348,859	5,049,984	4,940,940
Other asset backed securities:
Auto	403,860	411,371	315,439	318,616
Energy	7,495	8,603	—	—
Financials	4,967	5,493	8,322	8,931
Industrials	167,466	171,273	217,358	216,724
Collateralized loan obligations	4,787,402	4,612,694	4,579,467	4,320,168
Military housing	471,621	539,029	438,350	464,071
Other	407,558	413,693	134,319	135,819
	$48,238,946	$51,580,490	$46,131,190	$45,923,727

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	December 31, 2019		December 31, 2018
	Principal	Percent	Principal	Percent
Geographic distribution
East	$645,991	18.7%	$586,773	19.9%
Middle Atlantic	284,597	8.2%	168,969	5.7%
Mountain	389,892	11.3%	357,642	12.1%
New England	9,152	0.3%	9,418	0.3%
Pacific	655,518	19.0%	521,363	17.7%
South Atlantic	751,199	21.7%	694,599	23.5%
West North Central	302,534	8.7%	291,890	9.9%
West South Central	420,031	12.1%	321,810	10.9%
	$3,458,914	100.0%	$2,952,464	100.0%

Property type distribution
Office	$250,287	7.3%	$268,932	9.1%
Medical office	29,990	0.9%	33,467	1.1%
Retail	1,225,670	35.4%	1,091,627	37.0%
Industrial/Warehouse	896,558	25.9%	762,887	25.8%
Apartment	858,679	24.8%	600,638	20.3%
Agricultural	51,303	1.5%	25,000	0.9%
Mixed use/other	146,427	4.2%	169,913	5.8%
	$3,458,914	100.0%	$2,952,464	100.0%

	December 31, 2019	December 31, 2018
Credit exposure - by payment activity
Performing	$3,458,914	$2,952,464
In workout	—	—
Delinquent	—	—
Collateral dependent	—	—
	3,458,914	2,952,464
Specific loan loss allowance	(229)	(229)
General loan loss allowance	(8,950)	(8,010)
Deferred prepayment fees	(942)	(1,134)
	$3,448,793	$2,943,091

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2019

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com